UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CLEAN ENERGY SPECIAL SITUATIONS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

CLEAN ENERGY SPECIAL SITUATIONS CORP.
12600 Hill County Blvd.

Suite R-275

Austin, Texas 78738

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH [ ], 2025

To the Stockholders of Clean Energy Special Situations Corp.:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Clean Energy Special Situations Corp. (the “Company,” “we,” “us” or “our”) to be held at 9:00 a.m. Eastern Time on March [ ], 2025 virtually at [ ] for the sole purpose of considering and voting upon the following proposal:

1.	To approve the restoration of the Company’s amended and restated certificate of incorporation (the “Charter”) and an amendment to the Charter to extend the date by which the Company has to consummate an initial business combination from December 28, 2024 to January 31, 2026 (the “Charter Proposal”).

The Charter Proposal is more fully described in the accompanying proxy statement.

The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting [  ]. Please see “Questions and Answers about the Special Meeting —How do I attend the Special Meeting?” for more information.

The Charter originally provided that we had until February 28, 2023 to complete an initial business combination. In February 2023, we amended the Charter to extend such date to August 28, 2023. In August 2023, we amended the Charter to extend such date to November 28, 2023, with the ability to further extend such date up to six times by one month each (i.e., through May 28, 2024). In May 2024, we amended the Charter to further extend such date to August 28, 2024, with the ability to further extend such date up to four times by one month each (i.e., through December 28, 2024). We did not complete an initial business combination by December 28, 2024, and due to an administrative oversight, we did not amend the Charter to further extend the deadline past December 28, 2024. Accordingly, the Charter expired on December 28, 2024.

In accordance with the provisions of Section 311 of the General Corporation Law of the State of Delaware, which provides that, at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation, we are seeking approval of stockholders of record as of the close of business on December 27, 2024 (the last business day prior to December 28, 2024) to restore the Charter and amend it to extend the date by which the Company has to consummate an initial business combination from December 28, 2024 to January 31, 2026 (the “Extension”).

Our board of directors has fixed the close of business on December 27, 2024 as the date for determining stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. As of the record date, there were 4,828,296 shares of our common stock issued and outstanding, consisting of 173,640 shares of common stock sold in our initial public offering and held by public stockholders (the “public shares”), 4,316,656 shares of common stock held by our officers, directors, initial and private stockholders and their affiliates (the “insider shares”), including Springwater Promote LLC, an affiliate of certain of our officers and directors, and 338,000 shares of common stock held by EarlyBirdCapital, Inc., the representative of the underwriters in the initial public offering (the “EBC founder shares”). The 4,316,656 insider shares represent approximately 89.4% of our issued and outstanding common stock and the 338,000 EBC founder shares represent approximately 7.0% of our issued and outstanding common stock. Accordingly, the Charter Proposal would be approved even if all public shares are voted against the Charter Proposal. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

The holders of public shares may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the Special Meeting) if the Charter Proposal is approved and the Extension is implemented. Holders of public shares do not need to vote on the Charter Proposal or be a holder of record on the record date to exercise redemption rights. We expect that the per share pro rata portion of the trust account two business days prior to the Special Meeting, after taking into account anticipated taxes payable but not paid by such date, will be approximately $11.00. The closing price of our common stock on the date of this proxy statement was $[ ]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[ ] per share more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, we cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Proposal is approved and the Extension is implemented, we will (i) remove from the trust account an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of such amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete an initial business combination on or before January 31, 2026. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through such date if the Charter Proposal is approved and the Extension is implemented.

If the Charter Proposal is not approved, the Extension will not be implemented and, in accordance with the Charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

After careful consideration of all relevant factors, our board of directors has determined that the Charter Proposal is fair to and in the best interests of the Company and its stockholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Charter Proposal.

Enclosed is the proxy statement containing detailed information concerning the Charter Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

By Order of the Board of Directors,

/s/ Raghu Kilambi
New York, NY	Raghu Kilambi
[ ], 2025	Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Proposal.

CLEAN ENERGY SPECIAL SITUATIONS CORP.
12600 Hill County Blvd.

Suite R-275

Austin, Texas 78738

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Clean Energy Special Situations Corp. (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting of stockholders (the “Special Meeting”) to be held at 9:00 a.m. Eastern Time on [  ], 2025, virtually, at [  ], for the sole purpose of considering and voting upon the following proposal:

1.	To approve the restoration of the Company’s amended and restated certificate of incorporation (the “Charter”) and an amendment to the Charter to extend the date by which the Company has to consummate an initial business combination from December 28, 2024 to January 31, 2026 (the “Charter Proposal”).

This proxy statement summarizes information about the Charter Proposal and other information you may find useful in determining how to vote.

The Charter originally provided that we had until February 28, 2023 to complete an initial business combination. In February 2023, we amended the Charter to extend such date to August 28, 2023. In August 2023, we amended the Charter to extend such date to November 28, 2023, with the ability to further extend such date up to six times by one month each (i.e., through May 28, 2024). In May 2024, we amended the Charter to further extend such date to August 28, 2024, with the ability to further extend such date up to four times by one month each (i.e., through December 28, 2024). We did not complete an initial business combination by December 28, 2024, and due to an administrative oversight, we did not amend the Charter to further extend the deadline past December 28, 2024. Accordingly, the Charter expired on December 28, 2024.

In accordance with the provisions of Section 311 of the General Corporation Law of the State of Delaware (the “DGCL”), which provides that, at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation, we are seeking approval of stockholders of record as of the close of business on December 27, 2024 (the last business day prior to December 28, 2024) to restore the Charter and amend it to extend the date by which the Company has to consummate an initial business combination from December 28, 2024 to January 31, 2026 (the “Extension”).

Our board of directors has fixed the close of business on December 27, 2024 (the “Record Date”) as the date for determining stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of our common stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. As of the Record Date, there were 4,828,296 shares of our common stock issued and outstanding, consisting of 173,640 shares of common stock sold in our initial public offering and held by public stockholders (the “public shares”), 4,316,656 shares of common stock held by our officers, directors, initial and private stockholders and their affiliates (the “insider shares”), including Springwater Promote LLC (the “Sponsor”), an affiliate of certain of our officers and directors, and 338,000 shares of common stock held by EarlyBirdCapital, Inc., the representative of the underwriters in the initial public offering (the “EBC founder shares”). The 4,316,656 insider shares represent approximately 89.4% of our issued and outstanding common stock and the 338,000 EBC founder shares represent approximately 7.0% of our issued and outstanding common stock as of the Record Date. Accordingly, the Charter Proposal would be approved even if all public shares are voted against the Charter Proposal. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

The holders of public shares may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the Special Meeting) if the Charter Proposal is approved and the Extension is implemented. Holders of public shares do not need to vote on the Charter Proposal or be a holder of record on the Record Date to exercise redemption rights. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through January 31, 2026 (the “Extended Date”) if the Charter Proposal is approved and the Extension is implemented. Approval of the Charter Proposal is a condition to the implementation of the Extension.

We expect that the per share pro rata portion of the trust account two business days prior to the Special Meeting, after taking into account anticipated taxes payable but not paid by such date, will be approximately $11.00. The closing price of our common stock on the date of this proxy statement was $[ ]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[ ] per share more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, we cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Proposal is approved and the Extension is implemented, we will (i) remove from the trust account an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of such amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete an initial business combination on or before the Extended Date. We may therefore need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, if the Charter Proposal is approved and the Extension is implemented, our warrants and rights will remain outstanding in accordance with their existing terms.

If the Charter Proposal is not approved, the Extension will not be implemented and, in accordance with the Charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

This proxy statement is first being mailed to stockholders on or about [   ], 2025.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to the Company. All statements other than statements of historical facts are forward-looking statements. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

●	our ability to complete an initial business combination;

●	our potential ability to obtain additional financing to complete an initial business combination;

●	the anticipated benefits of an initial business combination; or

●	the volatility of the market price and liquidity of our common stock.

In some cases, you can identify forward-looking statements by terms such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. If one or more of these risks or uncertainties occur, or if the underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance.

The forward-looking statements made in this proxy statement relate only to events or information as of the date on which the statements are made in this proxy statement. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

RISK FACTORS

You should carefully consider all of the risks described in the reports we file with the Securities and Exchange Commission (the “SEC”) before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition, and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition, and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek stockholder approval of an initial business combination. We are required to offer public stockholders the opportunity to redeem public shares in connection with the Charter Proposal, and we will be required to offer public stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension and an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension or a business combination vote could exacerbate these risks.

Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

●	each of which may make it difficult to for us to complete an initial business combination.

●	In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

However, even if we invest the proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, we may be deemed to be an investment company. Additionally, in the adopting release for final rules issued on January 24, 2024 by the SEC (the “2024 SPAC Rules”), the SEC provided guidance that the potential status of a special purpose acquisition company (“SPAC”) as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our security holders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and applicable non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination.

The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act . The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed Continental Stock Transfer & Trust Company, the trustee, to liquidate the investments held in the trust account and instead to hold the funds in the trust account in an interest bearing demand deposit account until the earlier of the consummation of an initial business combination or our liquidation. Following the liquidation of investments in the trust account, we receive reduced interest, if any, on the funds held in the trust account, which reduces the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account are held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or the liquidation of the Company. Following such liquidation, we receive reduced interest on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the investments held in the trust account and thereafter to hold all funds in the trust account in an interest bearing demand deposit at a bank reduces the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

We may not be able to complete a business combination if the proposed transaction is subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

In the United States, certain mergers that may affect competition may require certain filings with and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Although the Sponsor has non-U.S. investors and two of its three managing members are non-U.S. persons, we do not believe that a business combination will be subject to CFIUS review due to the foreign ownership of the Sponsor, and thus, the Company. However, changes in U.S. foreign investment laws, increased regulatory scrutiny, or potential government policy shifts could impact future SPAC transactions with foreign ownership structures.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete a business combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. Were we to liquidate the Company, our warrants would expire worthless, and our security holders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The ability of our public stockholders to exercise redemption rights if the Charter Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Proposal is approved and the Extension is implemented. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our common stock. As a result, you may be unable to sell your common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Charter Proposal is approved.

The Sponsor and our directors and officers have interests in the Charter Proposal that may conflict with those of other stockholders in recommending that stockholders vote in favor of approval of the Charter Proposal.

The Sponsor and our directors and officers have interests in the Charter Proposal that may conflict with those of other stockholders in recommending that stockholders vote in favor of approval of the Charter Proposal. For example, our initial stockholders have agreed to waive their redemption rights with respect to their insider shares and public shares, as applicable, in connection with a stockholder vote to approve the Charter Proposal. In addition, they have agreed to waive their right to receive liquidating distributions from the trust account with respect to any insider shares they hold if the Company fails to consummate a business combination by the Extended Date. As a result, insider shares and warrants held by the Sponsor will be worthless if the Charter Proposal is not approved.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Charter Proposal. You should take these interests into account in deciding whether to vote in favor of the Charter Proposal.

A 1% U.S. federal excise tax may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations made after December 31, 2022. The excise tax would apply with respect to redemptions of shares in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”). The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. On April 9, 2024, the U.S. Department of Treasury (the “Treasury Department”) published proposed regulations on the excise tax.

Although the regulations are not final, taxpayers may generally rely upon such proposed regulations until final regulations are issued. The proposed regulations clarify that certain distributions in complete liquidation or pursuant to a resolution or plan of dissolution generally are not repurchases that would be subject to the excise tax. In addition, certain redemptions that occur in the same taxable year as a complete liquidation is completed or in which a dissolution occurs will generally be exempt from such excise tax. However, we offer no assurance that any Redemption Event would qualify for either of these exemptions.

As described below, if the deadline for us to complete a business transaction is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs in connection with an initial business combination — particularly one that involves our combination with a U.S. entity — may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination), (iii) if we fail to timely consummate a business combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any final regulations and other guidance from the Treasury Department. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a business combination and could affect our ability to complete a business combination.

Our failure to timely amend the Charter prior to its expiration has raised concerns regarding our governance and could lead to stockholder lawsuits.

As described in more detail in this proxy statement, the Charter expired on December 28, 2024 due to our failure to amend the Charter to extend the deadline to complete an initial business combination. Our failure to amend the Charter was due to an administrative oversight that primarily resulted from a breakdown in communication between our executive team and former external legal counsel, as well as the absence of an internal compliance system to track and ensure timely Charter amendment processes. Certain corrective measures were immediately taken, including the implementation of a new compliance checklist and enhanced training for all team members involved in statutory filings, to ensure future compliance. However, our failure to timely seek an extension of the Charter has raised concerns regarding our internal governance and compliance systems. Future investors or merger targets may view our prior oversight as indicative of weak internal controls, which could negatively impact our ability to complete a transaction. Furthermore, we previously disclosed that if we failed to complete an initial business combination by December 28, 2024, we would commence winding up and liquidating the trust account. Our failure to act in accordance with these prior disclosures could result in an increased stockholder litigation risk.

We have failed to timely file certain periodic reports with the SEC. Our failure to timely file required reports may adversely impact our ability to complete a business combination and could result in SEC enforcement actions or stockholder lawsuits.

We have not filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, nor have we filed any Quarterly Reports on Form 10-Q during 2024. Additionally, we did not file Forms 12b-25 regarding the late filings of any Form 10-Qs in 2024. As a result, we are currently not in compliance with our SEC periodic reporting requirements under Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The primary reason for our failure to file these reports is due to a lack of funding. To regain compliance, we will require additional funding, including potential loans from the Sponsor, to complete the preparation and filing of these reports. There is no assurance that we will be able to secure such funding on acceptable terms or at all. Furthermore, completing these delinquent filings could extend beyond expected timelines and delay the closing of a business combination, thereby increasing the risk of liquidation and the return of funds held in our trust account to public stockholders.

Our failure to timely file periodic reports with the SEC could subject us to enforcement action by the SEC and stockholder lawsuits and could eventually result in the revocation or suspension of the registration of our securities under the Exchange Act and/or regulatory sanctions from the SEC, any of which could have a material adverse impact on our operations and your investment in our common stock. Additionally, our failure to file our periodic reports has resulted in investors not receiving adequate information regarding the Company with which to make investment decisions. As a result, investors may not have access to current or timely financial information about the Company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the Charter Proposal to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the Charter Proposal and the voting procedures for the Special Meeting.

Q:	Why am I receiving this proxy statement?

A:	The Company is a blank check company incorporated in Delaware on October 2, 2020. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In August 2021, the Company consummated its initial public offering and a concurrent private placement of units (consisting of one share of common stock and one half of one redeemable warrant). Like most blank check companies, our Charter provides for the return of the initial public offering proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, currently December 28, 2024).

We did not complete an initial business combination by December 28, 2024, and due to an administrative oversight, we did not amend the Charter to further extend the deadline past December 28, 2024. Accordingly, the Charter expired on December 28, 2024.

The oversight primarily resulted from a breakdown in communication between our executive team and former external legal counsel, as well as the absence of an internal compliance system to track and ensure timely Charter amendment processes. Immediate corrective measures were taken, including the implementation of a new compliance checklist and enhanced training for all team members involved in statutory filings, to ensure future compliance. We discussed the expiration of the Charter with Continental Stock Transfer & Trust Company, our trustee, and both parties agreed that it is in the best interest of the Company and its stockholders to proceed with a stockholder vote to formally revive the Company under Delaware law and extend the expiration deadline, while offering full redemption rights to stockholders. These steps are intended to ensure compliance with applicable regulations while providing stockholders the opportunity to either support the continuation of the Company or redeem their shares.

In accordance with the provisions of Section 311 of the DGCL, which provides that, at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation, we are seeking approval of stockholders to restore the Charter and amend it to extend the date by which the Company has to consummate an initial business combination from December 28, 2024 to January 31, 2026.

We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the period to complete an initial business combination and, thereby our corporate existence, until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to have your public shares redeemed now, you will retain the right to vote on our initial business combination when and if it is proposed and submitted to stockholders and the right to have your public shares redeemed for a pro rata portion of the trust account in the event such business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Q:	Does the board recommend voting for the approval of the Charter Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Charter Proposal, our board of directors has determined that the Charter Proposal is fair to and in the best interests of the Company and its stockholders. The board of directors recommends that you vote “FOR” the Charter Proposal.

Q:	Why should I vote for the Charter Proposal?

A:	Our board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Charter Proposal to extend the date by which the Company has to complete such business combination until the Extended Date. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the period to complete an initial business combination, and thereby our corporate existence, until the Extended Date, particularly as we are also affording stockholders who wish to have their public shares redeemed for cash as originally contemplated the opportunity to do so. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q:	What interests do our directors and officers have in the approval of the Charter Proposal?

A:	Our directors, officers and their affiliates have interests in the Charter Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and warrants that will become worthless if the Charter Proposal is not approved and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1—The Charter Proposal—Interests of the Company’s Directors and Officers.”

Q:	How do the Company’s insiders intend to vote their shares?

A:	The holders of the insider shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Charter Proposal. Such individuals are not entitled to have such shares redeemed for cash in connection with the Extension.

On the record date, the 4,316,656 insider shares represented approximately 89.4% of our issued and outstanding common stock and the 338,000 EBC founder shares represented approximately 7.0% of our issued and outstanding common stock. Accordingly, we will not need any additional public shares to be voted in favor of the Charter Proposal to have the Charter Proposal approved, given the Charter Proposal’s affirmative vote requirement under applicable law as described further below.

None of the Sponsor or our directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the Record Date. At any time prior to the Special Meeting, during a period when they are not then aware of any material non-public information regarding the Company or its securities, the Sponsor, our officers and directors and/or their respective affiliates may purchase shares of common stock from institutional and other investors who vote, or indicate an intention to vote, against the Charter Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of common stock or to not seek redemption of their public shares in connection with the Charter Proposal. The purpose of such share purchases and other transactions would be to decrease the number of public shares that were being redeemed for cash. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors’ shares of common stock or other securities owned by the sponsor for nominal value. Entering into any such arrangements may result in the completion of the Extension that may not otherwise have been possible. Additionally, such arrangements may have a depressive effect on the common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively own shares at an average price lower than market and may therefore be more likely to sell the shares he or she owns, either prior to or immediately after the Special Meeting. Any purchases of shares by the Sponsor, our officers, directors or their affiliates would be made at prices no greater than the current redemption price of approximately $11.00 per share. Additionally, any shares purchased would not be voted in favor of the Charter Proposal and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by the Sponsor or any of our directors, executive officers or their respective affiliates.

There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Q:	What vote is required to adopt the Charter Proposal?

A:	Approval of the Charter Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. On the Record Date, the 4,316,656 insider shares represented approximately 89.4% of our issued and outstanding common stock and the 338,000 EBC founder shares represented approximately 7.0% of our issued and outstanding common stock. The holders of the insider shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Charter Proposal. Accordingly, we would not need any additional public shares to be voted in favor of the Charter Proposal to have it approved.

Q:	What if I don’t want to vote for the Charter Proposal? Do I have appraisal rights?

A:	If you do not want the Charter Proposal to be approved, you must abstain, not vote, or vote against the Charter Proposal. Stockholders do not have appraisal rights in connection with the Charter Proposal

Q:	How do I have my shares of common stock redeemed?

A:	In connection with the stockholder vote upon the Charter Proposal, each public stockholder may seek to have his, her, or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds which have not yet been paid. Holders of public shares do not need to vote on the Charter Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Email: spacredemptions@continentalstock.com, no later than two business days prior to the vote for the Charter Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Charter Proposal using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) System.

Q:	Would I still be able to exercise my redemption rights in connection with a vote on a business combination if I vote against the Charter Proposal?

A:	Unless you elect to have your shares redeemed, you will be able to vote on proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or have your public shares redeemed upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q:	Will you seek any further extensions to consummate an initial business combination?

A:	We may seek further extensions to consummate an initial business combination in the future.

Q:	What happens if the Charter Proposal is not approved?

A:	If the Charter Proposal is not approved, the Extension will not be implemented and, in accordance with our Charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and EBC founder shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets outside of the trust account, which we believe are sufficient for such purposes.

Q:	If the Charter Proposal is approved, what happens next?

A:	If the Charter Proposal is approved and the Extension is implemented, we will continue to attempt to consummate an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, subject to the filing of certain delinquent reports, and its units, common stock, warrants and rights will remain publicly traded until the Extended Date.

If the Charter Proposal is approved and the Extension is implemented, the removal of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares will reduce the amount remaining in the trust account and increase the percentage of shares held by the Sponsor and our officers, directors and their affiliates.

Q:	How do I attend the Special Meeting?

A:	The Special Meeting will be a virtual meeting. Any stockholder wishing to attend the Special Meeting must register in advance. To register for and attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

Record Owners.   If you are a record holder and you wish to attend the Special Meeting, go to [  ] and enter the control number you received on your proxy card or notice of the Special Meeting. You will need to log back into the meeting site using your control number immediately prior to the start of the Special Meeting. You must register before the Special Meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the Special Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy of their legal proxy to the email address set forth below. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. You will receive an e-mail prior to the Special Meeting with a link and instructions for entering the Special Meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company at proxy@continentalstock.com on or before 5:00 p.m. Eastern Time on March [ ], 2025.

Q:	What is the quorum requirement?

A:	A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of outstanding common stock on the Record Date are represented by stockholders present at the Special Meeting (including virtually) or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the Special Meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date.

Because the 4,316,656 insider shares represented approximately 89.4% of our issued and outstanding common stock and the 338,000 EBC founder shares represented approximately 7.0% of our issued and outstanding common stock as of the Record Date, a quorum will be met even if no public shares are represented at the Special Meeting.

Q:	Who can vote at the Special Meeting?

A:	Only holders of record of our common stock at the close of business on the Record Date are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, there were 4,828,296 shares of common stock issued and outstanding and entitled to vote at the Special Meeting.

Record Owners. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owners. If on the Record Date your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I vote?

A:	Record Owners. If you are a holder of record of our common stock, you may vote by proxy by mail, Internet or telephone in accordance with the instructions on the enclosed proxy card, or you may vote virtually at the Special Meeting by submitting a ballot during the live webcast. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

Beneficial Owners. If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, as well as abstentions and broker non-votes. Approval of the Charter Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. Abstentions and broker non-votes will have the same effect as votes against the Charter Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of The New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The Charter Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to the Charter Proposal unless you provide voting instructions.

Q:	How do I change my vote?

A:	If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Special Meeting. If you submitted your proxy by telephone or the Internet, you may revoke your proxy with a later telephone or Internet proxy, as the case may be. If you submitted your proxy by mail, you must file with our Secretary a written notice of revocation or deliver, prior to the vote at the Special Meeting, a valid, later-dated proxy. Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by ballot at the Special Meeting. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or by obtaining a legal proxy prior to the Special Meeting and attending the Special Meeting and voting.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please vote proxy card and voting instruction form that you receive in order to cast a vote with respect to all of your shares.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Proposal will affect you. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:	Who can help answer my questions?

A:	If you have questions about the Charter Proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Clean Energy Special Situations Corp.
12600 Hill County Blvd.

Suite R-275

Austin, Texas 78738
Attn: Raghu Kilambi
Email: rkilambi@kirarv.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

This proxy statement is being provided to stockholders as part of a solicitation of proxies by the board of directors for use at the Special Meeting and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposal on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [  ], 2025 to all stockholders of record as of December 27, 2024, the Record Date for the Special Meeting. Stockholders of record who owned common stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of the Special Meeting

The Special Meeting will be held at 9:00 a.m. Eastern Time on March [  ], 2025, virtually at [  ].

The Proposals

At the Special Meeting, stockholders of the Company will consider and vote on the Charter Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock at the close of business on December 27, 2024, the Record Date. At the close of business on the Record Date, there were 4,828,296 shares of common stock issued and outstanding, each of which entitles its holder to cast one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

Recommendation of the Board

Our board of directors unanimously recommends that you vote “FOR” the Charter Proposal.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of outstanding common stock on the Record Date are represented by stockholders present at the Special Meeting (including virtually) or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the Special Meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date. Because the 4,316,656 insider shares represented approximately 89.4% of our issued and outstanding common stock and the 338,000 EBC founder shares represented approximately 7.0% of our issued and outstanding common stock as of the Record Date, a quorum will be met even if no public shares are represented at the Special Meeting.

Approval of the Charter Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. The holders of the insider shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Charter Proposal. Accordingly, we would not need any additional public shares to be voted in favor of the Charter Proposal to have it approved.

Voting Your Shares

Stockholders of Record

If you are a stockholder of record, you may vote by proxy by mail, Internet or telephone, or you may vote virtually at the Special Meeting by submitting a ballot during the live webcast.

You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. You can also vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card. If available, you may also dial the telephone number provided on the proxy card and follow the instructions. By signing the proxy card and returning it to us, or voting by Internet or telephone, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to vote by proxy even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please vote all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board of directors.

Beneficial Owners

If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Revoking Your Proxy

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Special Meeting. If you submitted your proxy by telephone or the Internet, you may revoke your proxy with a later telephone or Internet proxy, as the case may be. If you submitted your proxy by mail, you must file with our Secretary a written notice of revocation or deliver, prior to the vote at the Special Meeting, a valid, later-dated proxy. Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by ballot at the Special Meeting. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or by obtaining a legal proxy prior to the Special Meeting and attending the Special Meeting and voting.

Attending the Special Meeting

The Special Meeting will be a virtual meeting. Any stockholder wishing to attend the Special Meeting must register in advance. To register for and attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

Stockholders of Record

If you are a record holder and you wish to attend the Special Meeting, go to [ ] and enter the control number you received on your proxy card or notice of the Special Meeting. You will need to log back into the meeting site using your control number immediately prior to the start of the Special Meeting. You must register before the Special Meeting starts.

Beneficial Owners

Beneficial owners who wish to attend the Special Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy of their legal proxy to the email address set forth below. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. You will receive an e-mail prior to the Special Meeting with a link and instructions for entering the Special Meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company at proxy@continentalstock.com on or before 5:00 p.m. Eastern Time on March [  ], 2025.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Charter Proposal. Other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Appraisal Rights

There are no appraisal rights available to stockholders in connection with the Charter Proposal.

Proxy Solicitation Costs

The costs and expenses of soliciting the proxy accompanying this proxy statement from stockholders will be borne by us. Our employees, officers and directors may solicit proxies in person, by telephone or by electronic communication. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We may engage the services of proxy solicitors to assist us in the distribution of proxy materials and the solicitation of votes, for which we will pay customary fees plus reasonable out-of-pocket expenses. In addition, we may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of our shares.

PROPOSAL NO. 1 – THE CHARTER PROPOSAL

Overview

The Charter originally provided that we had until February 28, 2023 to complete an initial business combination. The Charter was amended on multiple occasions to extend such deadline, with the latest extension through December 28, 2024. We did not complete an initial business combination by December 28, 2024, and despite our prior intentions to extend the deadline past December 28, 2024, due to an administrative oversight, the necessary steps to enact this extension were not completed before the expiration of the Charter. Accordingly, the Charter expired on December 28, 2024. The oversight primarily resulted from a breakdown in communication between our executive team and former external legal counsel, as well as the absence of an internal compliance system to track and ensure timely Charter amendment processes. Immediate corrective measures were taken, including the implementation of a new compliance checklist and enhanced training for all team members involved in statutory filings, to ensure future compliance. We discussed the expiration of the Charter with Continental Stock Transfer & Trust Company, our trustee, and both parties agreed that it is in the best interest of the Company and its stockholders to proceed with a stockholder vote to formally revive the Company under Delaware law and extend the expiration deadline, while offering full redemption rights to stockholders. These steps are intended to ensure compliance with applicable regulations while providing stockholders the opportunity to either support the continuation of the Company or redeem their shares. Please see “Risk Factors—Our failure to timely amend the Charter prior to its expiration has raised concerns regarding our governance and could lead to stockholder lawsuits” for certain risks related to our failure to timely amend the Charter prior to its expiration.

Section 311 of the DGCL provides that, at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation. Accordingly, we are seeking approval of stockholders of record as of the close of business on December 27, 2024 (the last business day prior to December 28, 2024) to restore the Charter and amend it to extend the date by which the Company has to consummate an initial business combination from December 28, 2024 to January 31, 2026. A copy of the proposed certificate of restoration to effectuate the Extension is attached to this proxy statement as Annex A.

Reasons for the Charter Proposal

We believe that the restoration of the Charter and the Extension are essential to fulfill the investment purpose that stockholders entrusted to us at the time of our initial public offering. Our board of directors believes that without such restoration and extension, we would be unable to pursue our primary business objective of completing a business combination in the clean energy sector or another sector where we can add significant value, thereby potentially diminishing stockholder value. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider another extension. We believe that the proposed extension period is sufficient to complete the necessary activities to secure and finalize a business combination that meets our strategic and financial criteria. Approval of the Charter Proposal is a condition to the implementation of the Extension.

If the Charter Proposal is not Approved

If the Charter Proposal is not approved, the Extension will not be implemented and, in accordance with the Charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and EBC founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless if the Charter Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Charter Proposal is Approved

If the Charter Proposal is approved, we will file the certificate of restoration, in the form attached as Annex A hereto, with the Secretary of State of the State of Delaware. The Company intends to continue to attempt to consummate its business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, subject to the filing of certain delinquent reports, and its units, common stock, warrants and rights will remain publicly traded during the extension period.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if we have not consummated a business combination by the Extended Date.

If the Charter Proposal is approved and the Extension is implemented, the removal of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares will reduce the Company’s net asset value. We cannot predict the amount that will remain in the trust account if the Charter Proposal is approved and the Extension is implemented, and the amount remaining in the trust account may be only a small fraction of the approximately $1.9 million that was in the trust account as of the Record Date.

Redemption Rights

If the Charter Proposal is approved and the Extension is implemented, each public stockholder may seek to have his, her or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the Special Meeting. Holders of public shares do not need to vote on the Charter Proposal or be a holder of record on the Record Date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, EMAIL: SPACREDEMPTIONS@ CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE CHARTER PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE CHARTER PROPOSAL USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery at least two business days prior to the vote at the Special Meeting ensures that a redeeming holder’s election is completed once the Charter Proposal is approved and the Extension is implemented. Accordingly, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the Special Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Charter Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting (or after the Special Meeting but prior to effectuation of the Extension with our consent) that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting (or after the Special Meeting but prior to effectuation of the Extension with our consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Charter. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the Special Meeting. As of the date of this proxy statement, after taking into account anticipated taxes payable but not paid by such date, this would amount to approximately $11.00 per share (which is expected to be approximately the same amount as of two business days prior to the Special Meeting). The closing price of our common stock on the date of this proxy statement was $[ ]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[ ] per share more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, we cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your shares to our transfer agent two business days prior to the vote for the Charter Proposal. If the Charter Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Charter.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board of directors, you should keep in mind that our executive officers and members of our board of directors have interests that may be different from or in addition to your interests as a stockholder. These interests include, among other things:

●	if the Charter Proposal is not approved, the 4,316,656 insider shares and shares underlying private placement units which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 708,559 private placement units that the Sponsor acquired simultaneously with our initial public offering for an aggregate purchase price of $6,229,660;

●	all rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination, but if the Charter Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	our officers, directors and their affiliates have advanced certain funds to the Company, and if the Charter Proposal is not approved and a business combination is not consummated, such advances will not be repaid; and

●	our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations, and ff the Charter Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Charter Proposal is approved and the Extension is implemented and we consummate an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Certain Material U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of our public shares that redeem all or a portion of their public shares for cash if the Charter Proposal is implemented. Because the components of each unit sold in our initial public offering are separable at the option of the stockholder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public shares. As a result, the discussion below with respect to actual holders of public shares should also apply to holders of units (as the deemed owners of the underlying public shares) that separate their units into one share of common stock and one-half of one warrant for the purpose of exercising their redemption rights. This section applies only to stockholders that hold Company securities as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	S corporations;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents or citizens of the United States;

●	persons that directly, indirectly, or constructively own five percent or more of our voting stock or five percent or more of the total value of all classes of our stock;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

●	persons subject to the alternative minimum tax;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations;

●	corporations that accumulate earnings to avoid U.S. federal income tax;

●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (as defined below)) and entities whose interests are held by qualified foreign pension funds;

●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

●	foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

●	passive foreign investment companies or their stockholders;

●	the Sponsor or our directors and officers; or

●	Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Services (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

For purposes of this summary, a “U.S. Holder” is a beneficial owner that is, for U.S. federal income tax purposes:

●	an individual who is a United States citizen or resident of the United States for United States federal income tax purposes;

●	a corporation or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the law of, the United States or any state or political subdivision thereof;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (i) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” is a beneficial owner of shares that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons that hold our securities through such entities. If a partnership (including an entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF EXERCISING OR NOT EXERCISING REDEMPTION RIGHTS OF PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A U.S. Holder or Non-U.S. Holder who or that does not elect to redeem its public shares will continue to own its public shares and public warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

Certain Material U.S. Federal Income Tax Considerations to Redeeming U.S. Holders

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as (i) a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such public shares under Section 331 of the Code, as described below under “—Redemption of Public Shares in Connection with Our Liquidation”, (ii) a sale of the public shares redeemed under Section 302 of the Code as described below under “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” or (iii) a distribution under Section 301 of the Code as described below under “—Taxation of Non-Liquidating Distributions.”

A non-liquidating redemption generally will qualify as a sale of such public shares if the redemption either (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete redemption” of such redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a redeeming U.S. Holder takes into account not only public shares directly owned by such redeeming U.S. Holder, but also shares that are constructively owned by such redeeming U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to public shares owned directly, shares owned by certain related individuals and entities in which such redeeming U.S. Holder has an interest or that have an interest in such redeeming U.S. Holder, as well as any shares such redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption generally will be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of our outstanding voting shares that such redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80% of the percentage of our outstanding voting shares that such redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50% of our total combined voting shares. There will be a complete redemption of such redeeming U.S. Holder’s interest if either (i) all of the public shares directly or constructively owned by such redeeming U.S. Holder are redeemed or (ii) all of the public shares directly owned by such redeeming U.S. Holder are redeemed and such redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such redeeming U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a redeeming U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed stockholder and the tax effects to such redeeming U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the redeeming U.S. Holder in the redeemed public shares will be added to such stockholder’s adjusted tax basis in its remaining stock, or, if it has none, to such stockholder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Public Shares in Connection with Our Liquidation

If the Charter Proposal is not approved and we are forced to liquidate, a redeeming U.S. Holder’s receipt of cash for its public shares in connection with our liquidation is expected to be treated as a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such public shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Redeeming U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of public shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation if the Charter Proposal is not approved, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s public shares is treated as a non-liquidating distribution, then such redemption will generally be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Non-liquidating distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will generally be applied against and reduce (but not below zero) the redeeming U.S. Holder’s adjusted tax basis in such redeeming U.S. Holder’s public shares. Any remaining excess will generally be treated as gain realized on the sale or other disposition of such redeeming U.S. Holder’s public shares and will be treated as described under “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below.

Dividends we pay to a redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period requirement is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate redeeming U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a redeeming U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption qualifies as a sale or exchange of such redeeming U.S. Holder’s public shares under Section 302 of the Code, such redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A redeeming U.S. Holder’s tax basis in such redeeming U.S. Holder’s shares generally will equal the cost of such shares. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. Redeeming U.S. Holders who hold different blocks of public shares (for instance, public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS OR NON-EXERCISE OF SUCH RIGHTS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a redeeming Non-U.S. Holder’s public shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Provided such dividends are not effectively connected with the redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of any non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the redeeming Non-U.S. Holder’s adjusted tax basis in its shares of our public shares and, to the extent such distribution exceeds the redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or exchange of our public shares, which will be treated as described under “—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”.

Non-liquidating distributions paid to a redeeming Non-U.S. Holder that are treated as dividends that are effectively connected with such redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder) will generally not be subject to 30% U.S. withholding tax, provided such redeeming Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to redeeming U.S. Holders. If the redeeming Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A redeeming Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above) unless:

●	the gain is effectively connected with the conduct of a trade or business by the redeeming Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder);

●	the redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the redeeming Non-U.S. Holder held our public shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a United States real property holding corporation.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required.

Similarly, dividends in respect of our securities held by a stockholder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on the redemption.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to Non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such Non-U.S. Holder on our public shares and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the Non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The gross amount of dividends and proceeds from the redemption of public shares paid to a stockholder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations generally will be subject to backup withholding at the applicable rate.

Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the redemption by a redeeming Non-U.S. Holder of public shares outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a redeeming Non-U.S. Holder redeems public shares through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the redeeming Non-U.S. Holder provides appropriate certification (usually on IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a redeeming Non-U.S. Holder or such redeeming Non-U.S. Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder or redeeming Non-U.S. Holder will be allowed as a credit against such stockholder’s U.S. federal income tax liability, if any, and may entitle such stockholder to a refund, provided that the required information is timely furnished to the IRS.

All Non-U.S. Holders and redeeming Non-U.S. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

Required Vote

Approval of the Charter Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. On the Record Date, the 4,316,656 insider shares represented approximately 89.4% of our issued and outstanding common stock and the 338,000 EBC founder shares represented approximately 7.0% of our issued and outstanding common stock. The holders of the insider shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Charter Proposal. Accordingly, we would not need any additional public shares to be voted in favor of the Charter Proposal to have it approved.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date by (i) each of our executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of our common stock. Unless otherwise specified, the address of each of the persons set forth below is c/o our company, 12600 Hill County Blvd., Suite R-275, Austin, Texas 78738.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Voting Stock(2)
Raghunath Kilambi, CEO, CFO and Director(3)(5)	Common Stock	3,629,085	75.2%
Candice Beaumont, Director	Common Stock	30,000	*
Alex Greystoke, Director(4)(5)	Common Stock	3,649,084	75.6%
Greg A. Nuttall, Director	Common Stock	30,000	*
All executive officers and directors (4 persons)	Common Stock	4,008,513	83.0%
EarlyBirdCapital, Inc.	Common Stock	338,000	7.0%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the date set forth above are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on 4,828,296 shares of common stock issued and outstanding as of the Record Date.

(3)	Includes 3,329,656 shares held by the Sponsor and 299,429 shares beneficially owned by Kirarv Capital LLC. Mr. Kilambi is the managing member of Kirarv Capital LLC and may therefore be deemed to be the beneficial owner of the securities held by it. Mr. Kilambi disclaims beneficial ownership of the shares held by Kirarv Capital LLC except to the extent of his pecuniary interest in such shares.

(4)	Includes 319,428 shares held directly and 3,329,656 shares held by the Sponsor.

(5)	Mr. Greystoke and Mr. Kilambi are the managing members of the Sponsor and may therefore be deemed to be the beneficial owners of the securities held by it. Each of Mr. Greystoke and Mr. Kilambi disclaims beneficial ownership of the shares held by the Sponsor except to the extent of his pecuniary interest in such shares.

The Company does not currently have any arrangements which if consummated may result in a change of control of the Company.

FUTURE STOCKHOLDER PROPOSALS

If the Charter Proposal is approved and the Extension is implemented, we intend to hold a special meeting of stockholders for the purpose of approving its proposed business combination and related matters, including the election of directors of the post-combination company. Accordingly, our next annual meeting of stockholders would be held at a future date to be determined by the post-combination company. We expect that we would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for our next annual meeting following the completion of an initial business combination. You should direct any proposals to our secretary at our principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under our bylaws you must give timely notice of the nomination or the matter, in writing, to our secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Charter Proposal is not approved and the Company liquidates, there will be no further annual meetings.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow the instructions described below.

If the shares are registered in the name of the stockholder, the stockholder should contact us by calling or writing us at the address set forth below under “Where You Can Find More Information.” If a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Our public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of our filings with the SEC (excluding exhibits) at no cost by contacting us at the address and/or telephone number below.

If you would like additional copies of this proxy statement or our other filings with the SEC (excluding exhibits) or if you have questions about the Charter Proposal, you should contact us at the following address and e-mail address:

Clean Energy Special Situations Corp.

12600 Hill County Blvd.

Suite R-275

Austin, Texas 78738

Email: rkilambi@kirarv.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a stockholder and would like to request documents, please do so by [ ], 2025, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

CERTIFICATE OF RESTORATION

OF

CERTIFICATE OF INCORPORATION

OF

CLEAN ENERGY SPECIAL SITUATIONS CORP.

It is hereby certified that:

1. The name of the corporation (hereinafter, the “Corporation”) is Clean Energy Special Situations Corp.

2. The address of the registered office of the Corporation in the State of Delaware and the name of the registered agent at such address are as follows: Vcorp Services, LLC, 1013 Centre Road, Suite 403-B, Wilmington, Delaware 19805, in the County of New Castle.

3. The sole officer of the Corporation is Raghunath Kilambi, whose address is 12600 Hill County Blvd., Suite R-275, Austin, Texas 78738.

4. The directors of the Corporation are Raghunath Kilambi, Candice Beaumont, Alex Greystoke and Greg A. Nuttall. The address of each such director is 12600 Hill County Blvd., Suite R-275, Austin, Texas 78738.

5. A majority of the stock of the Corporation which was outstanding and entitled to vote upon an amendment to the Certificate of Incorporation to change the period of the Corporation’s duration at the time of its expiration by limitation, or December 28, 2024, have voted in favor of a resolution to restore the Certificate of Incorporation.

6. The new specified date limiting the duration of the Corporation’s existence, or the “Termination Date,” as defined in the Corporation’s Amended and Restated Certificate of Incorporation, is January 31, 2026.

Executed this [  ] day of [  ], 2025.

By:	/s/ Raghunath Kilambi
Name:	Raghunath Kilambi
Title:	Chief Executive Officer

Annex A-1